MERRILL LYNCH
CALIFORNIA
INSURED
MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

August 31, 1996




Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863















This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

TO OUR SHAREHOLDERS

The Municipal Market Environment
Municipal bond yields rose over the six-month period ended August 31, 1996. Investors became increasingly alarmed that earlier forecasts of continued moderate growth were overly optimistic. As indications of stronger growth were released, particularly the strong employment reports released beginning in March, fears of associated inflationary pressures mounted and yields rose in response. By May and June, long-term municipal bond yields rose into the 6.25%--6.30% range.

However, in early July the combination of the Federal Reserve Board suggesting that growth was expected to slow later in 1996 and a temporary stock market correction allowed municipal bond yields to fall as investors scrambled to purchase relatively scarce securities. As measured by the Bond Buyer Revenue Bond Index, long-term, A-rated uninsured tax-exempt bonds yielded 6.09% at August 31, 1996, an increase of over 20 basis points (0.20%) in the last six months. Long-term US Treasury bond yields rose significantly higher over the same period. By August 31, 1996, yields on US Treasury bonds increased almost 65 basis points to end the six-month period at 7.11%.

The municipal bond market's recent outperformance as compared to its taxable counterpart was largely the result of two principal factors. First, much of the concern in the tax-exempt market regarding the potential loss of the inherent tax-advantage of the municipal bonds dissipated. For much of 1995, various tax proposals, such as the flat tax or national sales tax, were put forward either to reduce the national debt or reform the current tax system. Most of these proposals would have severely limited the tax advantages enjoyed by the municipal bond market. However, in February 1996, the Kemp Commission released its findings regarding various tax reform proposals. While noting that numerous changes should be made, no mention of curtailing or stopping municipal bonds' current favored tax status was made.

The second major factor leading to the municipal bond market's recent outperformance was the return of a more favorable technical environment. The rate of increase in new bond issuance recently slowed. Over the last 12 months, approximately $175 billion in long-term municipal securities were issued, an increase of over 25% as compared to the same period a year earlier. Much of this increase was the result of issuers seeking to refinance their existing higher-coupon debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, less than $90 billion in long-term tax-exempt securities were underwritten, an increase of 12% versus the comparable period a year earlier. Only $43 billion in tax-exempt securities were issued in the last three months, a 6% decline in issuance compared to the August 31, 1995 quarter.

At the same time investor demand remained consistently strong. With nominal new-issue yields above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-coupon bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth.

Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Fiscal Year in Review
Our investment strategy for Merrill Lynch California Insured Municipal Bond Fund focuses on seeking to provide current yield while being mindful of capital appreciation. The portfolio has a core position of securities that provide an attractive current yield because they originate in a higher interest rate environment. In our ongoing attempt to bolster the Fund's total return, we follow a research-intensive investment process in order to identify new municipal issues that could be purchased to achieve a greater current yield within the quality parameters set forth by the Fund's prospectus and our internal policies.

During the 12-month period ended August 31, 1996, the municipal bond market was characterized by tremendous price volatility as slow growth and low inflation forecasts gave way to fears of an accelerating economy. We negotiated these turbulent market swings by initiating a defensively oriented investment strategy earlier in the year seeking to stress an above-average industry current yield while maintaining a lower level of sensitivity to the general rising direction of interest rates. Cash equivalent reserves in the portfolio fluctuated between 8% and 12% of total assets. A large portion of assets committed to longer maturities currently have coupons structured for income rather than price appreciation. This strategy served the portfolio well during this particularly volatile period for the fixed-income markets. However, the market's recent volatility creates opportunities. Therefore, we are monitoring the US economic backdrop and the overall valuation of municipal rates, to find a re-entry point at which time we would take a more aggressive approach. We are seeking higher-yielding investment opportunities for the Fund within the credit limits detailed by the prospectus.

In Conclusion
We appreciate your investment in Merrill Lynch California Insured
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager


September 30, 1996



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                12 Month   3 Month
                                                8/31/96   5/31/96    8/31/95    % Change   % Change
Class A Shares*                                  $9.84     $9.68      $9.65      +1.97%     +1.65%
Class B Shares*                                   9.84      9.68       9.65      +1.97      +1.65
Class C Shares*                                   9.84      9.67       9.64      +2.07      +1.76
Class D Shares*                                   9.85      9.68       9.65      +2.07      +1.76
Class A Shares--Total Return*                                                    +7.44(1)   +2.97(2)
Class B Shares--Total Return*                                                    +6.89(3)   +2.84(4)
Class C Shares--Total Return*                                                    +6.90(5)   +2.92(6)
Class D Shares--Total Return*                                                    +7.44(7)   +3.05(8)
Class A Shares--Standardized 30-day Yield         4.94%
Class B Shares--Standardized 30-day Yield         4.64%
Class C Shares--Standardized 30-day Yield         4.54%
Class D Shares--Standardized 30-day Yield         4.85%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.521 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.471 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.461 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.109 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.512 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.122 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                             2/26/93**    8/96

ML California Insured Municipal Bond
Fund++--Class A Shares*                      $ 9,600     $11,394

ML California Insured Municipal Bond
Fund++--Class B Shares*                      $10,000     $11,561

Lehman Brothers Municipal Bond Index++++     $10,000     $11,984


Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**    8/96
ML California Insured Municipal Bond
Fund++--Class C Shares*                      $10,000     $11,693
ML California Insured Municipal Bond
Fund++--Class D Shares*                      $ 9,600     $11,345
Lehman Brothers Municipal Bond Index++++     $10,000     $11,837


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                         +7.33%         +3.04%
Inception (2/26/93)
through 6/30/96                            +4.66          +3.39

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                         +6.78%         +2.78%
Inception (2/26/93)
through 6/30/96                            +4.14          +3.87

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                         +6.68%         +5.68%
Inception (10/21/94)
through 6/30/96                            +8.45          +8.45

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                         +7.11%         +2.83%
Inception (10/21/94)
through 6/30/96                            +9.07          +6.47

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)
Performance Summary--Class A Shares

                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
2/26/93--12/31/93         $10.00      $10.25           --                   $0.450           + 7.18%
1994                       10.25        8.97           --                    0.518           - 7.54
1995                        8.97       10.10           --                    0.514           +18.73
1/1/96--8/31/96            10.10        9.84           --                    0.333           + 0.87
                                                                            ------
                                                                      Total $1.815

                                                      Cumulative total return as of 8/31/96: +18.69%**


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change***
2/26/93--12/31/93         $10.00      $10.26           --                   $0.407           + 6.83%
1994                       10.26        8.98           --                    0.471           - 7.99
1995                        8.98       10.11           --                    0.465           +18.12
1/1/96--8/31/96            10.11        9.84           --                    0.301           + 0.43
                                                                            ------
                                                                      Total $1.644
                                                      Cumulative total return as of 8/31/96: +16.60%***


Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change***
10/21/94--12/31/94        $9.19       $ 8.97           --                   $0.091           - 1.38%
1995                       8.97        10.09           --                    0.455           +17.90
1/1/96--8/31/96           10.09         9.84           --                    0.294           + 0.56
                                                                            ------
                                                                      Total $0.840

                                                      Cumulative total return as of 8/31/96: +16.93%***


Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $9.19       $ 8.98           --                   $0.101           - 1.16%
1995                       8.98        10.11           --                    0.505           +18.60
1/1/96--8/31/96           10.11         9.85           --                    0.327           + 0.81
                                                                            ------
                                                                      Total $0.933

                                                      Cumulative total return as of 8/31/96: +18.17%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch California Insured
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
RITES    Residual Interest Tax-Exempt Securities
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

California--97.9%
AAA      Aaa         $1,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                              Bonds, RITES, 9.03% due 12/28/2018 (d)(e)                                          $ 1,117

AAA      Aaa          1,000   Brea, California, Redevelopment Agency, Tax Allocation Bonds (Redevelopment
                              Project A-B), 6.125% due 8/01/2013 (d)                                               1,034

AAA      Aaa          1,290   California Fairs Financing Authority Revenue Bonds, 6.50% due 7/01/2011 (f)          1,376

AA-      Aa           1,965   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026       2,064

                              California Health Facilities Financing Authority Revenue Bonds, Series A:
A1+      VMIG1++      1,200     Refunding (Catholic West), VRDN, Series D, 3.25% due 7/01/2018 (a)(d)              1,200
BB       Aaa          2,000     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (g)                  2,235
AAA      Aaa          1,050     Refunding (Kaiser), 6.25% due 3/01/2021 (b)                                        1,071
AAA      Aaa          2,000     (Scripps Memorial Hospital), 6.375% due 10/01/2022 (d)                             2,090
A1+      VMIG1++      1,300     (Scripps Memorial Hospital), VRDN, 3.35% due 12/01/2005 (a)(d)                     1,300

                              California Pollution Control Financing Authority, Resource Recovery Revenue
                              Bonds, VRDN, AMT (a):
NR*      NR*            600     (Delano Project), 3.50% due 8/01/2019                                                600
NR*      P1           1,100     (Delano Project), Series 1991, 3.50% due 8/01/2019                                 1,100
NR*      Aa3            100     (Honey Lake Power Project), 3.50% due 9/01/2018                                      100
NR*      P1             100     Refunding (Ultra Power Malaga Project), Series B, 3.55% due 4/01/2017                100

A1+      VMIG1++        100   California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (Shell Oil Co.-Martinez Project), VRDN, AMT, Series B, 3.50%
                              due 12/01/2024 (a)                                                                     100

                              California State Public Works Board, Lease Revenue Bonds, Series A:
A        A            2,000     (Department of Corrections-Monterey County Soledad II), 7% due 11/01/2019          2,199
AAA      Aaa          4,000     (Various University of California Projects), 6.40% due 12/01/2016 (b)              4,236


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

California (continued)
AAA      Aaa         $3,500   California State, Veterans' Bonds, AMT, UT, Series BD, BE and BF, 6.375%
                              due 2/01/2027(b)                                                                   $ 3,540

                              Central Coast Water Authority, California, Revenue Bonds (State Water
                              Project Regional Facilities) (b):
AAA      Aaa          4,090     6.35% due 10/01/2007                                                               4,399
AAA      Aaa          2,360     6.50% due 10/01/2014                                                               2,535

AAA      Aaa          1,200   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                              COP, 6.50% due 9/01/2022 (c)                                                         1,279

AAA      Aaa          4,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                              Redevelopment Project), 6.60% due 10/01/2022 (b)                                     4,279

AAA      Aaa          2,500   Fresno, California, Sewer Revenue Bonds (Fowler Avenue Project), Series A,
                              6.25% due 8/01/2011 (b)                                                              2,611

AAA      Aaa          2,500   Industry, California, Urban Development Agency Refunding Bonds
                              (Transportation District Industrial Redevelopment Project 2), 6.50% due
                              11/01/2016 (d)                                                                       2,718

AA-      Aa           2,000   Los Angeles, California, Department of Water and Power, Electric Plant
                              Revenue Bonds, Registered RITR, 8.327% due 2/01/2020 (e)                             2,137

AAA      Aaa          2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                              6.625% due 8/01/2019 (b)                                                             2,107

AAA      Aaa          1,000   Los Angeles County, California, COP (Correctional Facilities Project),
                              6.50% due 9/01/2000 (d)(g)                                                           1,091

AAA      Aaa          3,000   Los Angeles County, California, Public Works Financing Authority, Lease
                              Revenue Refunding Bonds, Series A, 6% due 9/01/2006 (d)                              3,200

AAA      Aaa          1,000   Mesa, California, Consolidated Water District, COP (Water Project),
                              6.375% due 3/15/2012 (c)                                                             1,051

AAA      Aaa          2,140   Mount Diablo, California, Unified School District, Community Facilities-
                              Special District Tax No. 1 Bonds, 6.30% due 8/01/2022 (b)                            2,222

AAA      Aaa          2,500   Mountain View, California, Capital Improvements Financing Authority
                              Revenue Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                 2,662

AAA      Aaa          3,500   Northern California Public Power Agency, Revenue Refunding Bonds
                              (Hydroelectric Project No. 1), Series A, 6.25% due 7/01/2012 (d)                     3,658

AAA      Aaa          2,000   Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                              (Oakland Administration Buildings), 5.90% due 8/01/2016 (b)                          2,000

AAA      Aaa          3,000   Orchard, California, School District, GO, UT, Series A, 6.50% due
                              8/01/2019 (c)                                                                        3,198

AAA      Aaa          1,500   Rancho, California, Water District Financing Authority, Revenue Refunding
                              Bonds, 6.25% due 8/01/2012 (c)                                                       1,565

                              Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA      Aaa          2,000     INFLOS, 8.717% due 8/15/2018 (c)(e)                                                2,095
AAA      Aaa          3,000     Series B, 6.375% due 8/15/2022 (d)                                                 3,138

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's       Face                                                                                       Value
Ratings Ratings      Amount                                            Issue                                   (Note 1a)

California (concluded)
                              San Francisco, California, City and County Airport Commission,
                              International Airport, Revenue Refunding Bonds, Second Series:
AAA      Aaa         $3,750     First Issue, 6.50% due 5/01/2013 (b)                                             $ 4,019
AAA      Aaa          2,500     Second Issue, 6.75% due 5/01/2020 (d)                                              2,728

                              Southern California Public Power Authority Revenue Bonds (b):
AAA      Aaa          2,500     (Mead Phoenix Project), Series A, 5% due 7/01/2017                                 2,246
A1+      VMIG1++        600     (Southern Transmission Project),VRDN, 3.20% due 7/01/2019 (a)                        600

                              Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant
                              Expansion), Series A (c):
AAA      Aaa          2,500     6.70% due 9/01/2014                                                                2,721
AAA      Aaa          2,500     6.80% due 9/01/2024                                                                2,739

                              University of California Revenue Bonds (Multiple Purpose Projects),
                              Series D (d):
AAA      Aaa          3,685     6.30% due 9/01/2015                                                                3,862
AAA      Aaa          2,250     6.375% due 9/01/2019                                                               2,354

Total Investments(Cost--$92,348)--97.9%                                                                           94,676

Other Assets Less Liabilities--2.1%                                                                                2,004
                                                                                                                 -------
Net Assets--100.0%                                                                                               $96,680
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(f)FSA Insured.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$92,348,094) (Note 1a)                          $ 94,676,333
                    Cash                                                                                          14,286
                    Receivables:
                      Interest                                                             $  1,467,803
                      Beneficial interest sold                                                  862,963        2,330,766
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      17,023
                    Prepaid registered fees and other assets (Note 1e)                                            33,605
                                                                                                            ------------
                    Total assets                                                                              97,072,013
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              142,056
                      Dividends to shareholders (Note 1f)                                        86,436
                      Distributor (Note 2)                                                       36,096
                      Investment adviser (Note 2)                                                21,883          286,471
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       105,899
                                                                                                            ------------
                    Total liabilities                                                                            392,370
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 96,679,643
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    144,141
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        744,817
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         49,831
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         43,707
                    Paid-in capital in excess of par                                                          97,533,770
                    Accumulated realized capital losses on investments--net (Note 5)                          (4,164,862)
                    Unrealized appreciation on investments--net                                                2,328,239
                                                                                                            ------------
                    Net assets                                                                              $ 96,679,643
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $14,182,528 and 1,441,410
                    shares of beneficial interest outstanding                                               $       9.84
                                                                                                            ============
                    Class B--Based on net assets of $73,292,287 and 7,448,173
                    shares of beneficial interest outstanding                                               $       9.84
                                                                                                            ============
                    Class C--Based on net assets of $4,901,025 and 498,310
                    shares of beneficial interest outstanding                                               $       9.84
                                                                                                            ============
                    Class D--Based on net assets of $4,303,803 and 437,072
                    shares of beneficial interest outstanding                                               $       9.85
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  5,365,221
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    517,728
                    Account maintenance and distribution fees--Class B (Note 2)                 365,327
                    Registration fees (Note 1e)                                                  70,662
                    Professional fees                                                            51,077
                    Printing and shareholder reports                                             47,501
                    Accounting services (Note 2)                                                 46,382
                    Transfer agent fees--Class B (Note 2)                                        29,916
                    Account maintenance and distribution fees--Class C (Note 2)                  21,063
                    Custodian fees                                                               14,925
                    Amortization of organization expenses (Note 1e)                              11,474
                    Trustees' fees and expenses                                                   8,879
                    Transfer agent fees--Class A (Note 2)                                         4,856
                    Pricing fees                                                                  4,836
                    Account maintenance fees--Class D (Note 2)                                    3,122
                    Transfer agent fees--Class C (Note 2)                                         1,406
                    Transfer agent fees--Class D (Note 2)                                         1,039
                                                                                           ------------
                    Total expenses before reimbursement                                       1,200,193
                    Reimbursement of expenses (Note 2)                                         (346,114)
                                                                                           ------------
                    Total expenses after reimbursement                                                           854,079
                                                                                                            ------------
                    Investment income--net                                                                     4,511,142
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            605,747
Unrealized          Change in unrealized appreciation on investments--net                                      1,181,849
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,298,738
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  4,511,142     $  4,444,002
                    Realized gain (loss) on investments--net                                    605,747       (2,217,617)
                    Change in unrealized appreciation/depreciation on investments--net        1,181,849        2,985,447
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,298,738        5,211,832
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (752,385)        (814,541)
(Note 1f):            Class B                                                                (3,437,910)      (3,562,702)
                      Class C                                                                  (161,469)         (29,658)
                      Class D                                                                  (159,378)         (37,101)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,511,142)      (4,444,002)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     5,394,929       (2,198,874)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   7,182,525       (1,431,044)
                    Beginning of year                                                        89,497,118       90,928,162
                                                                                           ------------     ------------
                    End of year                                                            $ 96,679,643     $ 89,497,118
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                Class A

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Feb. 26,
from information provided in the financial statements.                                                         1993++ to
                                                                               For the Year Ended August 31,    Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $   9.65   $   9.54    $  10.23   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .52        .52         .51        .24
                    Realized and unrealized gain (loss) on investments
                    --net                                                          .19        .11        (.65)       .23
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .71        .63        (.14)       .47
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.52)      (.52)       (.51)      (.24)
                      In excess of realized gain on investments--net                --         --        (.04)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.52)      (.52)       (.55)      (.24)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.84   $   9.65    $   9.54   $  10.23
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.44%      6.89%      (1.44%)     4.81%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .49%       .47%        .33%       .14%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                      .85%       .87%        .96%      1.06%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.20%      5.53%       5.16%      4.80%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 14,183   $ 14,204    $ 15,946   $ 17,105
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          87.77%     61.53%      93.04%     74.26%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                                Class B

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Feb. 26,
from information provided in the financial statements.                                                         1993++ to
                                                                               For the Year Ended August 31,    Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $   9.65   $   9.54    $  10.23   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .47        .48         .46        .22
                    Realized and unrealized gain (loss) on investments
                    --net                                                          .19        .11        (.65)       .23
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .66        .59        (.19)       .45
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.47)      (.48)       (.46)      (.22)
                      In excess of realized gain on investments--net                --         --        (.04)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.47)      (.48)       (.50)      (.22)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.84   $   9.65    $   9.54   $  10.23
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.89%      6.35%      (1.93%)     4.56%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .99%       .97%        .83%       .64%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     1.36%      1.38%       1.48%      1.56%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.69%      5.02%       4.67%      4.31%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands).                 $ 73,292   $ 71,670    $ 74,982   $ 72,861
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          87.77%     61.53%      93.04%     74.26%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                   See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                     Class C                Class D

                                                                                          For the                For the
                                                                               For the    Period      For the    Period
The following per share data and ratios have been derived                       Year      Oct. 21,      Year     Oct. 21,
from information provided in the financial statements.                         Ended     1994++ to     Ended    1994++ to
                                                                              Aug. 31,    Aug. 31,    Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $   9.64   $   9.19    $   9.65   $   9.19
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .46        .39         .51        .44
                    Realized and unrealized gain on investments--net               .20        .45         .20        .46
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .66        .84         .71        .90
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.46)      (.39)       (.51)      (.44)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.84   $   9.64    $   9.85   $   9.65
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.90%      9.35%+++    7.44%      9.94%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                               1.10%      1.09%*       .59%       .57%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Expenses                                                     1.46%      1.49%*       .95%       .97%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.59%      4.76%*      5.09%      5.33%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  4,901   $  1,778    $  4,304   $  1,845
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          87.77%     61.53%      87.77%     61.53%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments-Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments-The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts-The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-
Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions-Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.


NOTES TO FINANCIAL STATEMENTS (continued)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment. For the year ended August 31, 1996, FAM earned fees of $517,728, of which $346,114 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD         MLPF&S

Class A                                $1,410        $ 8,259
Class D                                $  912        $10,096

For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $157,396 and $2,319 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $75,954,351 and $75,054,038, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $    766,884   $  2,328,239
Financial futures
contracts                            (161,137)            --
                                 ------------   ------------
Total                            $    605,747   $  2,328,239
                                 ============   ============

As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $2,328,239, of which $2,578,107 related to appreciated securities and $249,868 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $92,348,094.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $5,394,929 and $(2,198,874) for the years ended August 31, 1996 and August 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           192,761    $ 1,890,855
Shares issued to share-
holders in reinvestment
of dividends                           28,926        285,031
                                  -----------    -----------
Total issued                          221,687      2,175,886
Shares redeemed                      (252,553)    (2,492,063)
                                  -----------    -----------
Net decrease                          (30,866)   $  (316,177)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           182,796    $ 1,683,426
Shares issued to share-
holders in reinvestment
of dividends                           33,346        310,570
                                  -----------    -----------
Total issued                          216,142      1,993,996
Shares redeemed                      (415,410)    (3,820,473)
                                  -----------    -----------
Net decrease                         (199,268)   $(1,826,477)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         1,369,886    $13,477,417
Shares issued to share-
holders in reinvestment
of dividends                          155,360      1,531,776
                                  -----------    -----------
Total issued                        1,525,246     15,009,193
Shares redeemed                    (1,469,919)   (14,486,720)
Automatic conversion
of shares                             (35,131)      (353,395)
                                  -----------    -----------
Net increase                           20,196    $   169,078
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         1,704,924    $15,799,247
Shares issued to share-
holders in reinvestment
of dividends                          174,843      1,629,535
                                  -----------    -----------
Total issued                        1,879,767     17,428,782
Shares redeemed                    (2,311,348)   (21,348,197)
                                  -----------    -----------
Net decrease                         (431,581)   $(3,919,415)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           424,343    $ 4,215,073
Shares issued to share-
holders in reinvestment
of dividends                           11,412        112,281
                                  -----------    -----------
Total issued                          435,755      4,327,354
Shares redeemed                      (121,901)    (1,209,318)
                                  -----------    -----------
Net increase                          313,854    $ 3,118,036
                                 ===========     ===========



NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           247,131    $ 2,347,801
Shares issued to share-
holders in reinvestment
of dividends                            1,481         14,182
                                  -----------    -----------
Total issued                          248,612      2,361,983
Shares redeemed                       (64,156)      (608,073)
                                  -----------    -----------
Net increase                          184,456    $ 1,753,910
                                  ===========    ===========

[FN]
++Commencement of Operations.


Class D Shares for the                              Dollar
Year Ended August 31, 1996            Shares        Amount

Shares sold                           263,889    $ 2,602,675
Automatic conversion
of shares                              35,107        353,395
Shares issued to share-
holders in reinvestment
of dividends                           10,947        107,791
                                  -----------    -----------
Total issued                          309,943      3,063,861
Shares redeemed                       (63,998)      (639,869)
                                  -----------    -----------
Net increase                          245,945    $ 2,423,992
                                  ===========    ===========


Class D Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           308,159    $ 2,879,606
Shares issued to share-
holders in reinvestment
of dividends                            1,745         16,707
                                  -----------    -----------
Total issued                          309,904      2,896,313
Shares redeemed                      (118,777)    (1,103,205)
                                  -----------    -----------
Net increase                          191,127    $ 1,793,108
                                  ===========    ===========

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $3,966,000, of which $2,950,000 expires in 2003 and $1,016,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch California Insured Municipal
Bond Fund of Merrill Lynch California
Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 26, 1993 (commencement of operations) to August 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 30, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust during its taxable year ended August 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.